NOTICE OF TRANSFER

DATE:	December 3, 2004
TO:	WeiChange Manchu Mongolia Autonomous County Government of Hebei Province Yudaokou County Government Laowopu County Government (collectively, the "Government Parties")
FROM: AND FROM: AND FROM:
MFC Bancorp ("MFC")
Cathay Merchant Group, Inc. ("Cathay Merchant")
Cathay Merchant Group Limited, a company incorporated under the International Companies Act of
1987 of Samoa under IC No. 16133 ("CMG Samoa")
RE:	MEMORANDUM OF UNDERSTANDING ENTERED INTO AMONG THE GOVERNMENT PARTIES AND MFC DATED AS OF SEPTEMBER 16, 2004 (the "MOU")

WHEREAS:

A.     MFC and the Government Parties entered into the MOU, which provides that MFC is allowed to construct a Wind Power Plant within Yudakou County and Laowopu Couty of the Peoples’ Republic of China on the terms more particularly set forth in the MOU;

B.     The MOU contemplates and provides that MFC is entitled to transfer the effective rights related to the MOU to a subsidiary of MFC;

C.     Cathay Merchant is a subsidiary of Sutton Park International Limited, which is a wholly-owned subsidiary of MFC;

D.     CMG Samoa is a wholly-owned subsidiary of Cathay Merchant; and

E.     MFC wishes to transfer the effective rights, interests and obligations related to the MOU to CMG Samoa.

NOW NOTICE is hereby given to the Government Parties that:

1.     Pursuant to the provisions of the MOU, MFC hereby transfers all effective rights, interests and obligations related to the MOU to CMG Samoa, and CMG Samoa hereby accepts and acknowledges all rights, interests and obligations related to the MOU and agrees to be bound by the terms and conditions of the MOU as if it were an original signatory party thereto.

2.     CMG Samoa is in the process of setting up a Wholly-Owned Foreign Enterprise in China, based in Shanghai, to be named Cathay Merchant Group Wind Energy Company, Ltd. (“CMG Wind”). CMG Wind will enter into the land lease agreement contemplated by the MOU, respecting the land on which the Wind Power Plant will be constructed. CMG Samoa will cause CMG Wind to agree to be bound by the terms and conditions of the MOU as if it were an original signatory party thereto.

MFC BANCORP
by its authorized signatory:

/s/ Michael Smith
Print Name: Michael Smith

CATHAY MERCHANT GROUP, INC.
by its authorized signatory:

/s/ Michael Smith
Print Name: Michael Smith

CATHAY MERCHANT GROUP LIMITED
by its authorized signatory:

/s/ Michael Smith
Print Name: Michael Smith